===============================================================================
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Brinson Relationship Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          BRINSON RELATIONSHIP FUNDS

                       IMPORTANT UNITHOLDER INFORMATION


These materials are for a special meeting of unitholders of the Brinson High Yield Fund series (the "Fund") of Brinson Relationship Funds (the "Trust"). The special meeting (the "Special Meeting") is scheduled to be held on October 30, 2000 at 4:00 p.m., Central time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the recommendations of the Board of Trustees of the Trust on page [3] of the Proxy Statement.

We urge you to spend a few minutes reviewing the proposals in the Proxy Statement. Then, fill out the proxy card and return it to us either in the enclosed envelope or by faxing both sides of the card to 312-554-2723 so that we know how you would like to vote. When unitholders return their proxies promptly, the Trust may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call 312-220-7847.

                          BRINSON RELATIONSHIP FUNDS


Dear Unitholders:

I am writing to request that you consider a number of important matters relating to your investment in the Brinson High Yield Fund series (the "Fund") of Brinson Relationship Funds (the "Trust"). The Trust will be holding a special meeting (the "Special Meeting") of unitholders of the Fund. The Special Meeting will be held on October 30, 2000 at 4:00 p.m., Central time, at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc. ("Brinson"), at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the Fund.

The Board of Trustees (the "Board") of the Trust recommends that unitholders of the Fund (the "shareholders") cast their votes in favor of:
                                               -----------

     1. Approving the termination of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson, and approving a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson;

     2. Approving the Sub-Advisory Agreements (the "Sub-Advisory Agreements") between Brinson and UBS Asset Management (New York), Inc. ("UBS New York"), with respect to the Fund;

     3.   Amending certain of the Fund's fundamental investment restrictions;
          and

     4.   Eliminating certain of the Fund's fundamental investment restrictions.

Please take a moment to review this document and fill out, sign and return the enclosed proxy card.

The Board has proposed implementing the Sub-Advisory Agreement as a consequence of the consolidation of investment management functions among various subsidiaries of UBS AG, the corporate parent of Brinson and UBS New York. In order to put the Sub-Advisory Agreement into place, it is first necessary to terminate the current Investment Advisory Agreement with Brinson, on behalf of the Fund, and to implement a New Investment Advisory Agreement for the Fund.

If approved by shareholders, these proposed changes will not result in any
                                                         ---           ---
additional fees being paid by shareholders.

The Board has also proposed amending and/or eliminating certain of the Fund's fundamental investment policies. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached Proxy Statement. We urge you to approve these proposals that are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objective.

The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Fund, we hope that this format will be helpful to you.

                              Sincerely,

                              Thomas J. Digenan
                              President of Brinson
                              Relationship Funds

                          BRINSON RELATIONSHIP FUNDS

                           209 South LaSalle Street
                            Chicago, Illinois 60604

                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                                    of the
                        Brinson High Yield Fund Series
                                      of
                          BRINSON RELATIONSHIP FUNDS

                          To be held October 30, 2000

TO THE UNITHOLDERS OF BRINSON RELATIONSHIP FUNDS

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF UNITHOLDERS of the Brinson High Yield Fund series (the "Fund") of Brinson Relationship Funds (the "Trust") will be held on October 30, 2000 at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc. ("Brinson"), at The Rookery Building, 209 South LaSalle Street, 11th Floor Board Room, Chicago, IL 60604. (The special meeting is referred to as the "Special Meeting.") The Special Meeting will convene at 4:00 p.m., Central time. The Trust proposes to mail this notice of the Special Meeting, the proxy card, and the Proxy Statement to unitholders of record on or about September 25, 2000.

The following proposals will be presented to the unitholders (the
"shareholders"):

1. To approve or disapprove the termination of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson, and to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson;

2. To approve or disapprove the Sub-Advisory Agreement between Brinson and UBS Asset Management (New York), Inc., with respect to the Fund;

3. To approve or disapprove amendments to certain of the Fund's fundamental investment restrictions:

     (a) To amend the Fund's fundamental investment restriction regarding borrowing;

     (b) To amend the Fund's fundamental investment restriction regarding underwriting;

     (c) To amend the Fund's fundamental investment restriction regarding lending;

     (d) To amend the Fund's fundamental investment restriction regarding investments in real estate;

     (e) To amend the Fund's fundamental investment restriction regarding investments in commodities;

     (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales; and

     (g) To amend the Fund's fundamental investment restriction regarding industry concentration.

4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

     (a) To eliminate the Fund's fundamental investment restriction regarding investing to exercise control or management;

     (b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin;

     (c) To eliminate the Fund's fundamental investment restriction regarding investments in other investment companies; and

     (d) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases.

The transfer books of the Trust will not be closed, but only those shareholders of record of the Fund at the close of business on September 18, 2000 will be entitled to notice of, and to vote on, the proposals at the Special Meeting, or at any adjournments thereof.

Shareholders may attend in person. If you plan to attend the Special Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.

September 25, 2000            By Order of the Board of Trustees

                              Carolyn M. Burke
                              Secretary of Brinson
                              Relationship Funds


================================================================================
                     PLEASE RETURN YOUR PROXY IMMEDIATELY
                  TO PREVENT ADDITIONAL SOLICITATION EXPENSE
================================================================================

                               TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
Questions and Answers:  About the Special Meeting and the Proxy Statement.............................  1

Proposal 1:  Approval of the Termination of the Investment Advisory Agreement
between the Trust, on behalf of the Fund, and Brinson, and Approval of a New
Investment Advisory Agreement between the Trust, on behalf of the Fund, and
Brinson...............................................................................................

Proposal 2:  Approval of the Sub-Advisory Agreement between Brinson and UBS
Asset Management (New York), Inc., with respect to the Fund...........................................

Proposal 3:  Approval of Amendments to Certain of the Fund's Fundamental
Investment Restrictions...............................................................................

      3(a):  Borrowing Money..........................................................................
      3(b):  Underwriting Securities..................................................................
      3(c):  Lending..................................................................................
      3(d):  Investments in Real Estate...............................................................
      3(e):  Investments in Commodities...............................................................
      3(f):  Issuing Senior Securities and Making Short Sales.........................................
      3(g):  Concentration of Investments.............................................................

Proposal 4:  Approval of the Elimination of Certain of the Fund's Fundamental
Investment Restrictions...............................................................................

      4(a):  Investing to Exercise Control or Management..............................................
      4(b):  Purchasing Securities on Margin..........................................................
      4(c):  Investments in Other Investment Companies................................................
      4(d):  Investments in Oil, Gas and/or Mineral Exploration or Development........................
             Programs or Leases.......................................................................

Other Business........................................................................................

Information about the Trust...........................................................................

Further Information about Voting and the Special Meeting..............................................

                                      (i)

                          BRINSON RELATIONSHIP FUNDS

                           209 South LaSalle Street
                            Chicago, Illinois 60604


                                PROXY STATEMENT

                   QUESTIONS AND ANSWERS: ABOUT THE SPECIAL

                        MEETING AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.  Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of Brinson Relationship Funds (the "Trust") has requested your vote on several matters in connection with the special meeting of unitholders of the Brinson High Yield Fund series (the "Fund" or the "Series") of the Trust. The special meeting (the "Special Meeting") will be held at 4:00 p.m., Central time, on October 30, 2000, at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc. ("Brinson"), at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604. The Trust proposes to mail the Notice of the Special Meeting, the proxy card and the Proxy Statement to unitholders of record (the "shareholders") on or about September 25, 2000.

     The Trust was established as a Delaware business trust on August 16, 1994. This Proxy Statement relates to one series of the Trust, the Fund.

Q.   Who is eligible to vote?

A. Shareholders of record of the Fund at the close of business on September 18, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full unit ("share") and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

GENERAL INFORMATION ABOUT THE PROPOSALS

Q.   What is being voted on at the Special Meeting?

A. The Board is asking shareholders of the Fund to vote on the following proposals affecting the Fund:

  1. To terminate the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson, and to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson (Proposal
     1);

  2. To approve the Sub-Advisory Agreement between Brinson and UBS Asset Management (New York), Inc. ("UBS New York"), with respect to the Fund (Proposal 2);

  3. To amend certain of the Fund's fundamental investment restrictions (Proposals 3(a)-3(g)); and

  4. To eliminate certain of the Fund's fundamental investment restrictions (Proposals 4(a)-4(d)).

     At its meeting on August 21, 2000, the Board considered terminating and implementing a new Investment Advisory Agreement for the Fund and implementing the Sub-Advisory Agreement. The Board approved each of the proposed Agreements, and recommended that the Agreements be submitted for shareholder approval. At the meeting, the Board also reviewed and approved the proposed changes to the fundamental investment restrictions of the Fund. Each of the proposed Agreements and changes are subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice.

Q.   How do the Trustees recommend that I vote on these proposals?

A.   The Trustees recommend that shareholders vote FOR each proposal.

INFORMATION REGARDING PROPOSALS 1 AND 2

Q. Why is management proposing changes to the Fund's investment advisory agreement?

A. The Trust's current Investment Advisory Agreement, on behalf of the Fund, does not permit the use of sub-advisers to manage the Fund. By terminating the current Investment Advisory Agreement and implementing a new Investment Advisory Agreement for the Fund, Brinson will have greater flexibility to engage sub-advisers, including UBS New York, to assist in managing certain assets of the Fund.

Q. Why is management proposing that Brinson enter into the Sub-Advisory Agreement with UBS New York for the Fund?

A. As a result of the consolidation by UBS AG of investment management activities among its various subsidiaries, including Brinson and UBS

     New York, following UBS AG's merger with Swiss Bank Corporation in 1998, management has determined to centralize certain investment management expertise in various locations and subsidiaries of UBS AG. Because the management expertise in the specific investment disciplines relating to portions of the Fund is concentrated in UBS New York, the determination has been made to have certain investment decisions made at UBS New York. In the event that the Sub-Advisory Agreement is approved by shareholders, UBS New York will be responsible for managing a portion of the Fund, while being subject to the continuing oversight and direction of Brinson, and ultimately, the Board.

Q.   Will these changes effect the fees charged to shareholders?

A.   THERE WILL BE NO INCREASES IN THE FEES THAT YOU, AS A SHAREHOLDER OF THE
                   --
     FUND, WILL BEAR IF THESE AGREEMENTS ARE APPROVED. UBS New York (like Brinson, under the current and proposed Investment Advisory Agreements) will provide its services without compensation.

INFORMATION REGARDING PROPOSALS 3 AND 4

Q. Are there any proposals that will impact the Fund's investment policies or limitations?

A. Yes. Although none of the proposed changes to the Fund's investment restrictions is expected to materially impact the day-to-day management of the Fund, it is proposed that certain of the Fund's investment restrictions that are "fundamental" (that is, those that cannot be changed without shareholder approval) be amended, reclassified as non-fundamental, or eliminated. If these proposals are approved by shareholders, the Board of the Trust will have more flexibility to respond to future developments by changing the Fund's investment policies in a manner intended to achieve the Fund's investment goals without obtaining shareholder approval. Shareholders, of course, will be informed of any significant changes to the Fund's investment restrictions before such changes are implemented, and any additional amendments to the fundamental investment restrictions will have to be submitted to shareholders, for their approval. These proposals are intended only to eliminate the cost and delay of seeking shareholder approval for changes in investment restrictions that would not otherwise require convening a shareholder meeting. Given the minimal impact of these changes on the day-to-day management of the Fund, shareholder approval of these proposals is not expected to increase the Fund's overall level of risk.

Q. Why am I being asked to approve amendments to certain of the Fund's fundamental investment restrictions?

A. Certain of the Fund's fundamental investment restrictions were adopted in response to state laws that are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendment and/or reclassification of these fundamental restrictions will provide the Fund with greater investment flexibility within the boundaries imposed by applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Fund is managed.

Q. Why am I being asked to approve the elimination of certain of the Fund's fundamental investment restrictions?

A. Several of the Fund's current fundamental investment restrictions reflect past regulatory, business or industry conditions, and practices or requirements that are outdated, unnecessary or potentially burdensome. Approval of the proposals to eliminate certain investment restrictions initially will not result in any immediate changes to the management of the Fund, but will provide the Fund with greater flexibility to pursue its investment goals.

Q.   When will the proposals take effect if they are approved?

A. If approved, each of the proposals will become effective on or about November 1, 2000.

ADDITIONAL INFORMATION REGARDING THE PROPOSALS

Q.   How do I vote my shares?

A. You may vote your shares (i) in person, by attending the Special Meeting, or (ii) by mail or fax. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided. You can fax your vote by signing and dating the proxy and faxing both sides of the card to 312-554-2723.

     Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted by the proxies as follows:

     . IN FAVOR of terminating the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson, and approving a New Investment Advisory Agreement on behalf of the Fund (Proposal 1);

     . IN FAVOR of approving the Sub-Advisory Agreement between Brinson and UBS New York relating to the Fund (Proposal 2);

     . IN FAVOR of amending the fundamental investment restrictions that apply to the Fund (Proposals 3(a)-3(g)); and

     . IN FAVOR of eliminating the fundamental investment restrictions that apply to the Fund (Proposals 4(a)-4(d)).

Q.   If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation, or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                 THE PROPOSALS

           PROPOSAL 1:  APPROVAL OF THE TERMINATION OF THE TRUST'S
                INVESTMENT ADVISORY AGREEMENT WITH BRINSON, ON
             BEHALF OF THE FUND, AND APPROVAL OF A NEW INVESTMENT
               ADVISORY AGREEMENT, ON BEHALF OF THE FUND, WITH
                                    BRINSON

Introduction to the Proposal

Brinson provides portfolio management, research and analysis for each series of the Trust pursuant to an Investment Advisory Agreement (the "Current Relationship Agreement") dated April 26, 1995, as amended from time to time. The Current Relationship Agreement has been amended to add new series of the Trust as such new series have been created. The Current Relationship Agreement is attached to this Proxy Statement as Exhibit A.

The Board of the Trust, at its meeting on August 21, 2000, at the recommendation of Brinson, considered the proposal to terminate the Current Relationship Agreement with respect to the Fund, and to implement a new Investment Advisory Agreement, on behalf of the Fund (the "Proposed Relationship Agreement"), that would permit Brinson to engage the services of sub-advisers to assist in managing the assets of the Fund. In order to accomplish these changes for the Fund, it is necessary for shareholders of the Fund to approve the termination of the Current Relationship Agreement between the Trust, on behalf of the Fund, and Brinson, and to approve the Proposed Relationship Agreement. Attached as Exhibit B to this Proxy Statement is the Proposed Relationship Agreement for the Fund.

What factors did the Board consider in approving the Proposed Relationship Agreement?

The Board of the Trust considered that the Current Relationship Agreement is silent on the issue of engaging sub-advisers to assist in managing the Fund. Additionally, the Board considered that, with respect to foreign securities, while Brinson is permitted, under the Current Relationship Agreement, to obtain statistical and other factual information and advice regarding economic factors and trends from foreign subsidiaries, the Current Relationship Agreement does not permit Brinson to obtain general advice and recommendations regarding the purchase or sale of securities from such subsidiaries. Finally, the Board noted that the Proposed Relationship Agreement is otherwise identical to the Current Relationship Agreement.

How do the provisions of the Proposed Relationship Agreement differ from the terms of the Current Relationship Agreement?

The terms of the Current Relationship Agreement and the Proposed Relationship Agreement (together, the "Relationship Agreements") are identical as they relate to (i) the duties of Brinson as investment advisor to the Fund, (ii) the placement of portfolio transactions by Brinson for the Fund, (iii) the reports that Brinson must furnish to the Trust, (iv) the standard of care that governs Brinson in serving as advisor to the Fund, (v) the duration of the Agreements, and (vi) certain other provisions that are not material to the present purposes. Significantly, the provisions for the compensation of Brinson for its advisory services are also identical under the Relationship Agreements. The approval of the Proposed Relationship Agreement will not result in any fees being payable to
                                                       ---
Brinson, or in the charging of any fees to shareholders of the Fund.

The Proposed Relationship Agreement differs from the Current Relationship Agreement in two ways. First, as discussed above, the Current Relationship Agreement is silent on the issue of engaging sub-advisers. The Proposed Relationship Agreement specifically authorizes Brinson to utilize sub-advisers by stating, in Section 7, that:

     Delegation of Responsibilities to Sub-Advisers.  [Brinson] may, at its
     ----------------------------------------------
     expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940, as amended ("Sub-Advisers"), to perform some or all of the services for the Series for which it is responsible under this Agreement. [Brinson] will compensate any Sub-Adviser for its services to the Series. [Brinson] may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibility of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of all of the Series' shareholders is obtained. [Brinson] will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

Second, the Current Relationship Agreement allows for only a limited exchange of information between Brinson and foreign subsidiaries of UBS AG in managing the assets of the Fund. To enhance the Fund's flexibility, it is proposed that the provision allowing for only a limited exchange of information between Brinson and foreign subsidiaries of UBS AG be deleted from the Proposed Relationship Agreement. If the Proposed Relationship Agreement is approved by shareholders of the Fund, Brinson would be permitted to engage foreign subsidiaries as sub-advisers, subject to the provisions cited above, should Brinson determine to do so.

What are the other material provisions of the Relationship Agreements?

The Relationship Agreements provide that Brinson will manage the investment and reinvestment of the assets of the Fund, and will continuously review, supervise and administer the investment programs of the Fund, to determine, in Brinson's discretion, the assets to be held uninvested. Brinson is responsible for providing the Trust with records regarding its investment advisory activities that the Trust is required to maintain, and for rendering regular reports to the Trust's officers and Trustees concerning Brinson's discharge of its responsibilities under the Relationship Agreements.

Brinson will, at its own expense, provide office space, furnishings, equipment and personnel required for managing the corporate affairs and conducting the business of the Fund, including complying with corporate reporting requirements. Brinson also furnishes all necessary advisory and research facilities and prepares reports to comply with the reporting requirements of various federal and state regulatory authorities. The Fund pays all of its own expenses other than those expressly assumed by Brinson.

The Relationship Agreements provide that decisions regarding the placement of portfolio brokerage are made by Brinson, with the primary considerations being to obtain efficiency in execution of orders and the most favorable net prices for the Fund. Consistent with those objectives, transactions may be allocated to brokers and dealers who furnish certain research services to Brinson. Such research services supplement Brinson's own research activities and provide a benefit to Brinson that is not easily evaluated in terms of a dollar amount and is not reflected in a direct monetary benefit to the Fund. Such research may be used to benefit other investment companies advised by Brinson, as well as each series of the Trust. Transactions may also be executed through brokers and dealers who sell shares of series of the Trust, but such sales will not be either a qualifying or disqualifying factor in the selection of executing broker-dealers. The Relationship Agreements authorize Brinson to place portfolio transactions for the series of the Trust with broker-dealers for commissions that are greater than another broker or dealer might charge if Brinson determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Brinson's overall responsibilities with respect to its accounts, including the series of the Trust, as to which it exercises investment discretion.

The Relationship Agreements are effective for two years from the date on which they are executed. They are renewable for successive one-year periods if such continuance is approved at least annually by: (i) the Board of Trustees of the Trust or by the vote of a majority of the Fund's outstanding voting securities, as defined in the

1940 Act; and (ii) by the vote of a majority of Trustees who are not parties to the Relationship Agreements or interested persons as defined in the 1940 Act of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The Relationship Agreements may be terminated without penalty at any time by the Trust, on behalf of the Fund, or by Brinson on 60 days' written notice; they will automatically terminate in the event of their assignment.

Under the Relationship Agreements, Brinson receives no fees from the Fund for providing investment advisory services to the Fund, and Brinson is responsible for paying its own expenses. In the case of the Fund, Brinson has agreed to pay all of the Fund's total operating expenses. Brinson may discontinue this assumption of expenses at any time in Brinson's sole discretion.

The Current Relationship Agreement was initially approved by the Trustees of the Trust on April 26, 1995. The Board most recently approved and continued the Current Relationship Agreement for the Fund at its meeting on February 28, 2000. The Current Relationship Agreement was approved by the sole initial shareholder of the Fund on April 28, 1995.

During the fiscal year ended December 31, 1999, the Fund did not pay any brokerage commissions.

If the Proposed Relationship Agreement is not approved by shareholders of the Fund, the Current Relationship Agreement will remain in effect for the Fund, and the Board will consider what additional action, if any, should be taken.

What shareholder approval is required to implement the Proposed Relationship Agreement?

The approval of the Proposed Relationship Agreement for the Fund requires the approval of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote of the lesser of (A) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                     SHAREHOLDERS VOTE FOR THE TERMINATION
                 OF THE TRUST'S INVESTMENT ADVISORY AGREEMENT
             WITH BRINSON, ON BEHALF OF THE FUND, AND FOR THE NEW
                  INVESTMENT ADVISORY AGREEMENT WITH BRINSON

              PROPOSAL 2: APPROVAL OF THE SUB-ADVISORY AGREEMENT
             BETWEEN BRINSON AND UBS ASSET MANAGEMENT (NEW YORK),
                         INC. WITH RESPECT TO THE FUND

Introduction to the Proposal

At its meeting on August 21, 2000, the Board of the Trust, at the request of Brinson, considered entering into the Sub-Advisory Agreement relating to the Fund. It was pointed out that, as a consequence of the consolidation of investment management functions among various subsidiaries of UBS AG, including Brinson and UBS New York, following the merger of UBS AG with Swiss Bank Corporation in 1998, management has determined to centralize certain investment management expertise in various locations and subsidiaries of UBS AG. Because the investment management expertise in the specific investment disciplines relating to portions of the Fund is concentrated at UBS New York, management proposed certain investment decisions for the Fund be made by UBS New York. The Board, in determining to approve the proposed Sub-Advisory Agreement and the contemplated arrangements between Brinson and UBS New York, noted that (i) UBS New York will be subject to continuing oversight and direction of Brinson, and ultimately, the Board; (ii) the Sub-Advisory Agreement, if implemented, will not result in any additional fees being paid by the shareholders of the Fund; and
(iii) UBS New York is familiar with the Fund and its operations, having in the past, informally and without compensation, assisted Brinson in managing the Fund.

The Board unanimously voted to approve the Sub-Advisory Agreement and to recommend its approval to shareholders. Attached to this Proxy Statement, as Exhibit C, is the form of proposed Sub-Advisory Agreement for the Trust, relating to the Fund.

What are the provisions of the Sub-Advisory Agreement?

The Sub-Advisory Agreement provides that UBS New York will be responsible for managing a portion of the portfolio of the Fund, as determined from time to time, by Brinson. In all cases, UBS New York will be subject to the direction of Brinson and, ultimately, the Board of Trustees of the Trust. UBS New York will be responsible for managing specific portions of the Fund's assets, but is also permitted to furnish Brinson with investment recommendations, asset allocation advice, research and other investment services. UBS New York will also be responsible for placing all portfolio transactions.

Under the Sub-Advisory Agreement, with respect to the portion of the Fund's assets managed by UBS New York, UBS New York will be responsible for placing orders for the purchase and sale of portfolio securities with broker/dealers who provide statistical, factual and financial information and services to the Fund, to Brinson, to UBS New York (as the sub-adviser), or to any other funds for which Brinson or UBS New York provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which Brinson or UBS New York provides investment advisory services. In addition, consistent with SEC rules and regulations, and subject to any policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, UBS New York may cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction. This may be done in such instances where the Trust, on behalf of the Fund, and UBS New York have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the sub-adviser's overall responsibilities with respect to the Fund, and to other funds and other advisory accounts for which Brinson or the sub-adviser exercises investment discretion.

Will shareholders of the Fund be subject to management fees under the proposed Sub-Advisory Agreement?

No fees will be imposed on shareholders of the Fund as a result of the approval of the proposed Sub-Advisory Agreement. No investment advisory fees currently are charged at the Fund level, and this will remain the case under the proposed Sub-Advisory Agreement. Thus, the proposed Sub-Advisory Agreement does not provide for the payment of any fees to Brinson.

What approval is required by shareholders to implement the Sub-Advisory
Agreement?

The approval of the Sub-Advisory Agreement for the Fund requires the approval of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote of the lesser of (A) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

What is the term of the proposed Sub-Advisory Agreement, and when may the Agreement be terminated?

A sub-advisory agreement is treated like an investment advisory agreement for purposes of the 1940 Act. Thus, the proposed Sub-Advisory Agreement contains the same statutorily required provisions relating to its term and termination as does the Current Relationship Agreement. The Sub-Advisory Agreement provides that it will continue for a period longer than two years, only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, on behalf of the Fund, or by a vote of a majority of the outstanding voting securities of the Fund, but in any event, provided the continuance has been approved by the vote of a majority of Non-Interested Trustees.

The proposed Sub-Advisory Agreement also provides that it will terminate in the event of its assignment, and that it may be terminated by Brinson or the Trust, on behalf of the Fund, at any time, without the payment of any penalty, on not more than sixty (60) days' written notice to UBS New York, of Brinson's or the Trust's intention to do so. In the case of the Fund, termination must be accomplished by action of the Trust's Board or by vote of a majority of the outstanding voting securities of the Fund. UBS New York may also terminate the sub-advisory agreement at any time, without the payment of any penalty, on not more than sixty (60) days' written notice to Brinson and the Trust on behalf of the Fund, of its intention to do so. The Sub-Advisory Agreement also provides that it will terminate upon termination of the investment advisory agreement between the Trust, on behalf of the Fund, and Brinson.

Information Concerning UBS New York

UBS New York is an investment advisor registered with the SEC. The address of UBS New York is 10 East 50/th/ Street, New York, New York 10022. UBS New York is a wholly-owned subsidiary of UBS AG. (For additional information regarding UBS AG, see "Information About the Trust" in this Proxy Statement.) As of June 30, 2000, UBS New York had approximately $14.98 billion in assets under management. UBS New York has not previously served as an investment advisor to a registered investment company.

The President and Chief Executive Officer of UBS New York is Benjamin F. Lenhardt, Jr., whose address is 209 South LaSalle Street, Chicago, IL 60604. Mr. Lenhardt's principal occupations are Director, President, Chief Executive Officer and Managing Director of Brinson. The directors of UBS New York are:
Gary P. Brinson, Jeffrey J. Diermeier, Benjamin F. Lenhardt, Jr. and Carlos Penny. The address of each of the directors of UBS New York, except Mr. Penny, is 209 South LaSalle Street, Chicago, IL 60604. The address of Mr. Penny is the offices of UBS New York at 10 East 50/th/ Street, New York, New York 10022. The principal occupations of each of the directors of UBS New York are as follows:
Mr. Brinson, Director, Chairman of the Board of Directors and Managing Director, Brinson; Mr. Diermeier, Director, Chief Investment Officer and Managing Director, Brinson; Mr. Lenhardt, Director, President, Chief Executive Officer and Managing Director, Brinson; and Mr. Penny, Director and Managing Director, UBS New York.

If the Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Sub-Advisory Agreement will not be implemented, and the Board will consider what additional action, if any, should be taken.

                       THE BOARD OF TRUSTEES RECOMMENDS
                    THAT SHAREHOLDERS VOTE FOR THE APPROVAL
                         OF THE SUB-ADVISORY AGREEMENT

                       APPROVAL OF CHANGES TO THE FUND'S
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals 3(a) through 3(g) and 4(a) through 4(d)

Why is the Fund amending or eliminating certain of its fundamental investment restrictions?

The Fund is subject to specific investment restrictions that govern its investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's trustees without shareholder approval. These restrictions limit the investment activities of Brinson as the Fund's investment advisor and manager, and will limit the investment activities of UBS New York, as the Fund's sub-adviser, in the event that Proposal 2 in this Proxy Statement is approved by shareholders.

After the Trust was organized in 1994, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and therefore, these state requirements no longer apply to investment companies. The Fund is currently subject to fundamental investment restrictions that are either more restrictive than those required under present law, or are no longer required at all, and that were adopted in response to regulatory, business and industry conditions that no longer exist.

Accordingly, the Trustees have determined to present to the shareholders certain proposed changes to the fundamental investment restrictions of the Fund for their consideration. The proposed amendments would:

 .    simplify, modernize and standardize the fundamental restrictions that are required to be stated under the 1940 Act;

 .    reclassify as non-fundamental certain fundamental investment restrictions that are not required to be fundamental under the 1940 Act; and

 .    eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

Brinson believes there are several distinct advantages in revising the Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, Brinson believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate or are not consistent with the Fund's investment management techniques. Brinson also believes that its ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment policies. Thus, investment management opportunities will be increased by these changes. Furthermore, the standardized investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                            Fundamental                    Non-Fundamental
                            Restrictions                   Restrictions
                            ---------------------------    ----------------

Who must approve changes    Board of Trustees and          Board of Trustees.
in the restrictions?        shareholders.

How quickly can a change    Fairly slowly, since a         Fairly quickly,
in the restrictions be      vote of shareholders is        because the change
made?                       required.                      can be accomplished
                                                           by action of the
                                                           Board of Trustees
                                                           alone.

What is the relative cost   Costly to change because       Less costly to change
to change a restriction?    a shareholder vote             because a change can
                            requires holding a             be accomplished by
                            meeting of shareholders.       action of the Board
                                                           of Trustees alone.

The recommended changes are specified below. Each of Proposals 3(a) through 3(g) and Proposals 4(a) through 4(d) will be voted on separately by shareholders of the Fund, and the approval of each Proposal by the Fund will require the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. (See "Further Information About Voting and the Special Meeting" below.)

Description of the Proposed Changes

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Fund's investment objectives. Although the proposed amendments to the fundamental investment restrictions will give the Fund greater flexibility to respond to future investment opportunities, Brinson does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Fund. Nor does Brinson anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which Fund is managed and operated.

The Fund's existing investment restrictions, together with the proposed investment restrictions, are presented below. Shareholders of the Fund will be requested to vote on each proposed restriction separately. For convenience of reference, the Fund's current investment restrictions are presented in bold-faced type below, and the Fund's proposed investment restrictions are presented in italics. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the effect of each proposed change.

   PROPOSAL 3:  APPROVAL OF AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT
       RESTRICTIONS

PROPOSAL 3(a):  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
       BORROWING

Current Restriction:  The Fund may not borrow money except as a temporary
-------------------
measure for extraordinary or emergency purposes or to facilitate redemptions and in no event in excess of 33 1/3% of the value of its total assets. All borrowings will be from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets.

Proposed Restriction:  The Fund may not borrow money, except that the Fund may
--------------------
borrow money from banks to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

What are the legal requirements governing borrowing by the Fund?

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). (So, for example, an investment company's borrowing of an amount, from an entity other than a bank, equal to 5% of its total assets, for temporary purposes, would serve, while the borrowing is outstanding, to reduce the subsequent bank borrowings that the company may make to 28 1/3% of its total assets.) Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares without being forced to sell portfolio securities before they would have otherwise been sold. This technique allows investment companies greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

What effect will amending the current fundamental borrowing restriction have on the Fund?

The proposed restriction would clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary or emergency purposes, but (3) in any event all borrowings must not exceed 33 1/3% of total assets. The current restriction confines the Fund's permissible borrowing activities to temporary measures for extraordinary or emergency purposes, and to meeting shareholder redemption requests. The proposed restriction would expand the circumstances when the

Fund may borrow, to include any situations permitted by the 1940 Act (for example, if the Fund intended to engage in leverage). The current investment restriction for the Fund also states that the Fund may not purchase securities while borrowings exceed 5% of the value of the Fund's total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(a)

                PROPOSAL 3(b):  TO AMEND THE FUND'S FUNDAMENTAL
                 INVESTMENT RESTRICTION REGARDING UNDERWRITING

Current Restriction:  The Fund may not act as an underwriter of securities
-------------------
issued by other persons, except that, in connection with the disposition of a security, the Fund may technically be deemed to be an "underwriter" as that term is defined in the Securities Act, in selling a portfolio security.

Proposed Restriction:  The Fund may not act as an underwriter except to the
--------------------
extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

What are the legal requirements governing underwriting by the Fund?

Under the 1940 Act, the Fund's policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

From time to time, however, an investment company may purchase a security for investment purposes that it later resells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, recent interpretations of the SEC Staff clarify that resales of privately-placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

What effect will amending the current underwriting restriction have on the Fund?

The proposed restriction is similar to the Fund's current investment restriction. However, the proposed underwriting restriction, in addition to specifically permitting the Fund to dispose of portfolio securities that it owns, would clarify that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(b)

                PROPOSAL 3(c):  TO AMEND THE FUND'S FUNDAMENTAL
                   INVESTMENT RESTRICTION REGARDING LENDING

Current Restriction:  The Fund may not make loans, except that this restriction
-------------------
shall not prohibit: (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers.

Proposed Restriction:  The Fund may not make loans to other persons except (a)
--------------------
through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

What are the legal requirements governing lending by the Fund?

Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Fund's current fundamental investment restrictions specifically carve out such policies from its prohibitions. In addition, the Fund's current fundamental restrictions explicitly permit the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the investment company industry, and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will amending the current fundamental lending restriction have on the Fund?

The proposed restriction is similar to the Fund's current restriction, but would provide the Fund with somewhat greater lending flexibility. Although the proposed restriction retains the carve-outs contained in the existing investment restriction, it also would permit the Fund to invest in loan participations and direct corporate loans that recently have become more common as investments for investment companies. Furthermore, the proposed restriction contemplates the possibility of the Fund engaging in interfund lending activities, a practice that also has recently become more common in the investment company industry.

It is not anticipated that adoption of the proposed lending restriction would involve any additional risk as the proposed investment restriction would not affect the way the Fund is currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(c)

                PROPOSAL 3(d):  TO AMEND THE FUND'S FUNDAMENTAL
                 INVESTMENT RESTRICTION REGARDING INVESTMENTS
                                IN REAL ESTATE

Current Restriction:  The Fund may not invest in real estate or interests in
-------------------
real estate (provided that this will not prevent the Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

Proposed Restriction:  The Fund may not purchase or sell real estate, except
--------------------
that the Fund may purchase or sell securities of real estate investment trusts.

What effects will amending the current fundamental restriction on the Fund's investments in real estate have?

Under the 1940 Act, an investment company's investment restriction regarding investment in real estate must be fundamental. The proposed real estate restriction is substantially the same as the real estate limitation contained in the Fund's current restriction. Accordingly, the Fund will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts. Adoption of the proposed fundamental investment restriction is not expected to materially affect the way the Fund is managed or operated.

The Fund's fundamental investment restriction prohibiting investments in interests in oil, gas and/or mineral exploration or development programs or leases, which currently is grouped within one restriction, is proposed to be eliminated, as discussed below, in Proposal 4(d) of this Proxy Statement.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(d)

                PROPOSAL 3(e):  TO AMEND THE FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION REGARDING INVESTMENT
                                IN COMMODITIES

Current Restriction:  The Fund may not purchase or sell commodities or commodity
-------------------
contracts, except the Fund may enter into futures contracts and options thereon in accordance with its Registration Statement and may engage in forward foreign currency contracts and swaps.

Proposed Restriction:  The Fund may not purchase or sell commodities except that
--------------------
the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

What are the legal requirements governing investments in commodities?

Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the current investment restriction have on the Fund?

The proposed commodities restriction would clarify that the Fund has the flexibility to: (i) purchase and sell currencies, (ii) invest in futures contracts on securities, currencies and various indices and (iii) purchase and sell related options. Thus, while the current restriction had confined the Fund's permissible activities to futures contracts, options, forward foreign currency contracts and swaps, the proposed restriction expands the types of instruments that the Fund may acquire and the types of transactions the Fund may enter into. The proposed restriction also clarifies that investments may be made in these instruments for any purpose, including investment or hedging purposes.

The Fund has historically invested in options on securities and options on futures. The Fund intends, in the future, to invest in financial futures contracts and related options in an amount that will be substantially similar to its prior investment activity. Therefore, it is not anticipated that the proposed investment restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if Brinson believes such investments are advisable.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(e)

          PROPOSAL 3(f):  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
                     RESTRICTION REGARDING ISSUING SENIOR
                       SECURITIES AND MAKING SHORT SALES

The Fund is subject to a fundamental investment restriction on issuing senior securities that provide:

Current Restriction:  The Fund may not issue senior securities as defined in the
-------------------
[1940] Act except that this restriction will not prevent the Fund from entering into repurchase agreements or reverse repurchase agreements, borrowing money in accordance with [the investment] restriction [relating to borrowing money - see
                                                                            ---
Proposal 3(a) above] or purchasing when-issued, delayed delivery or similar securities.

The Fund is also subject to the following restriction pertaining to making short sales:

Current Restriction:  The Fund may not sell securities short, except "short
-------------------
sales against the box" or purchase securities on margin, and also except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

Proposed Restriction:  The Fund may not issue securities senior to the Fund's
--------------------
presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

What are the legal requirements governing issuing senior securities and making short sales?

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, in order to limit the ability of investment companies to use leveraging. In general, an investment company uses leveraging when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

SEC staff interpretations allow an investment company to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

What effect will amending the current investment restriction have on the Fund?

The proposed investment restriction would amend the Fund's current investment restriction and would permit the Fund to engage in options, futures contracts and forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed investment restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed investment restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase and reverse repurchase transactions)/1/ which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide flexibility for the Fund to respond to legal, regulatory and market developments.

The Fund's current investment restriction relating to short sales is combined with an investment restriction relating to the maintenance of margin accounts. The adoption of this revised restriction would result in the separation of the Fund's short sales investment restrictions from the Fund's fundamental investment restrictions relating to investments in margin accounts. The investment restriction relating to investing in margin accounts are proposed to be eliminated (see Proposal 4(b) of this Proxy Statement).
               ---

Brinson does not anticipate that any additional risk to the Fund will occur as a result of amending the current investment restriction because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(f)

               PROPOSAL 3(g):  TO AMEND THE FUND'S FUNDAMENTAL
                       INVESTMENT RESTRICTION REGARDING INDUSTRY
                                 CONCENTRATION

Current Restriction:  The Fund may not purchase the securities of issuers
-------------------
conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by foreign governments or their political subdivisions, or by supranational organizations) if immediately after such

____________________
/1/ While not explicitly mentioned in the proposed restriction, the Fund continues to be permitted, under the proposed investment restriction, to engage in when-issued and delayed delivery transactions.

purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

Proposed Restriction: The Fund may not concentrate (invest more than 25% of its
--------------------
net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

What are the legal requirements governing industry concentration by the Fund?

Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, an investment company "concentrates" its investments, for SEC purposes, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effect will amending the current concentration restriction have on the Fund?

The proposed restriction would amend the Fund's current investment restriction by clarifying the concentration policy's application to the Fund's "net" assets, rather than to the Fund's "total" assets. (This is consistent with the SEC's revision of its historical position.) Further, the new investment restriction provides the Fund with additional flexibility because it exempts from the 25% limitation securities of other investment companies as permitted by the 1940 Act. Such investment flexibility will help the Fund respond to future legal, regulatory, market or technical developments. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Fund is currently managed or operated, as the Fund does not intend to begin concentrating in shares of other investment companies.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(g)

              PROPOSAL 4:  ELIMINATION OF CERTAIN OF THE FUND'S
                            FUNDAMENTAL INVESTMENT RESTRICTIONS

Why is the Board recommending that the fundamental restrictions be eliminated, and what effect will these eliminations have on the Fund?

Certain of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, as a consequence of the enactment of NSMIA, are no longer in accordance with SEC staff positions (since such positions have either changed or are no longer relevant to the Fund). Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current fundamental investment restrictions pertaining to the four restrictions discussed below in this Proxy Statement.

Brinson has determined that eliminating the fundamental investment restrictions described below is consistent with the federal securities laws, and is therefore recommending that the shareholders approve the recommended elimination. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, Brinson believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Brinson believes that eliminating the restrictions is in the best interest of the Fund's shareholders, as it will provide the Fund with increased flexibility to pursue its investment goals.

What are the risks in eliminating the restrictions?

Brinson does not anticipate that eliminating the investment restrictions will result in any additional risk to the Fund. Although the Fund's current investment restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these four areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

                     PROPOSAL 4(a):  TO REMOVE THE FUND'S
                 FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                  INVESTING TO EXERCISE CONTROL OR MANAGEMENT

The Fund is presently subject to an investment restriction that provides that "the Fund may not make investments in securities for the purpose of exercising control over or management of the issuer."

The Fund's current fundamental investment restriction limits the Fund's ability to invest for purposes of exercising control or management. This investment restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company.

Eliminating the investment restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention of investing in an issuer for the purposes of exercising control or management.

                       THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE FOR PROPOSAL 4(a)

               PROPOSAL 4(b):  TO REMOVE THE FUND'S FUNDAMENTAL
                 INVESTMENT RESTRICTION REGARDING PURCHASING
                             SECURITIES ON MARGIN

As discussed in Proposal 3(f) of this Proxy Statement, the Fund's current fundamental investment restriction limits the Fund's ability to purchase securities on margin. This investment restriction was originally included in the Fund's list of investment limitations in response to the various state law requirements to which investment companies were subject, which required a stated restriction in utilizing margin accounts. As discussed above, under NSMIA, the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act's prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act, as well as under the Fund's senior securities investment restriction. Elimination of the investment restriction, therefore, would not affect the Fund's inability to purchase securities on margin. Finally, the Fund has not previously, nor does it currently intend, to engage in these investment activities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(b)

               PROPOSAL 4(c):  TO REMOVE THE FUND'S FUNDAMENTAL
               INVESTMENT RESTRICTION REGARDING INVESTMENTS IN
                          OTHER INVESTMENT COMPANIES

Current Restriction:  The Fund may not invest in securities of any open-end or
-------------------
closed-end investment company, except in accordance with the [1940] Act or any exemptive order therefrom obtained from the Commission which permits investment by a Series in other funds or other investment companies or series thereof advised by the Advisor, and also may invest in the securities of closed-end investment companies at customary brokerage commission rates.

The Fund's current fundamental investment restriction limits the Fund's ability to invest in the securities of other open-end investment companies, except where there is no commission, other than ordinary brokerage commission paid. This current restriction, which is more restrictive than the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental investment restriction.

Upon elimination of this investment restriction, the Fund would remain subject to the 1940 Act's restrictions on an investment company's ability to invest in other open-end funds. The 1940 Act's restrictions state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. Additionally, the Fund would continue to operate in accordance with the exemptive orders (the "Orders") issued by the SEC that have granted relief to the Fund from the 1940 Act's limitations. The Orders permit, subject to certain conditions, (i) the Fund to invest in other series of the Trust, (ii) certain series of the Trust that are asset allocation series to invest in other series of the Trust that are core series, and (iii) the Fund to invest in unregistered money market funds advised by Brinson.

Elimination of this investment restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(c)

               PROPOSAL 4(d):  TO REMOVE THE FUND'S FUNDAMENTAL
              INVESTMENT RESTRICTION REGARDING INVESTMENTS IN OIL
                 GAS AND/OR MINERAL EXPLORATION OR DEVELOPMENT
                              PROGRAMS OR LEASES

As discussed in Proposal 3(d) above, the Fund is subject to a restriction pertaining to these activities. This investment restriction was required to be adopted by certain states prior to the enactment of NSMIA. As the restriction is no longer required under present law, Brinson has recommended that it be eliminated. Notwithstanding the elimination of the fundamental restriction, the Fund does not expect to engage in these activities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(d)

                                OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 4, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                          INFORMATION ABOUT THE TRUST

Who are the service providers to the Trust?

The Investment Advisor. Brinson, a Delaware corporation located in Chicago, Illinois, is an investment advisor registered with the SEC. As of June 30, 2000, Brinson was managing over USD $199 billion, primarily for institutional pension and profit sharing funds. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in Australia, Austria, Bahrain, Brazil, China, France, Germany, Italy, Japan, Luxembourg, Singapore, Switzerland and the United Kingdom, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson is a wholly owned subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998. The address of UBS AG is P.O. Box CH-8098, Zurich, Switzerland.

In addition to managing the Trust (which consists of nineteen series, including the Fund), Brinson also serves as the investment advisor to four other investment companies: The Brinson Funds (the "Brinson Trust," which consists of eighteen series); Fort Dearborn Income Securities, Inc.; Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

Brinson acts as the investment advisor to the following series of the Brinson Trust (the "Brinson Portfolios") and of the Trust (the "Relationship Portfolios") that have investment objectives similar to the Series:/2/



                                                                             Expense Cap
                                                         Management         Applicable to
                                        Net               Fee Payable           the
The Brinson Portfolios                 Assets/3/         to Brinson           Portfolio
----------------------                  --------        -------------        ------------
Global Fund*                             $239.9             0.80%                 1.10%
Global Equity Fund*                       $65.2             0.80%                 1.00%
Global Bond Fund*                         $37.7             0.75%                 0.90%
U.S. Balanced Fund*                       $12.7             0.70%                 0.80%
U.S. Equity Fund*                        $163.2             0.70%                 0.80%
U.S. Value Equity Fund*                    $---             0.70%                 0.85%
U.S. Large Cap Equity Fund*                $ 6.3            0.70%                 0.80%
U.S. Small Cap Equity Fund                 $---             1.00%                 1.15%
U.S. Real Estate Equity Fund*              $---             0.90%                 1.05%
U.S. Bond Fund*                          $ 66.1             0.50%                 0.60%
Emerging Markets Debt Fund                 $---             0.65%                 1.15
Emerging Markets Equity Fund               $---             1.10%                 1.60%

                                                               Expense Cap
                                              Management     Applicable to the
                                Net           Fee Payable     Relationship
The Relationship Portfolios    Assets/4/      to Brinson       Portfolios
__________________________    __________      -----------   -----------------
Brinson Global Securities           $798.3         N/A                 0.05%
 Fund
Brinson Global Bond Fund              $---         N/A                 0.05%
Brinson U.S. Equity Fund            $ 75.2         N/A                 0.01%

________________________________
/2/ The investment objectives of the Fund, along with the investment objectives of the Brinson Portfolios and Relationship Portfolios listed herein, is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. For those Brinson Portfolios marked with an (*), the investment objective of each of the Portfolios is to maximize total return, consisting of capital appreciation and current income, while controlling risk.
/3/ Net assets, in millions, as of August 31, 2000
/4/ Net assets, in millions, as of August 31, 2000

                                                                              Expense Cap
                                                             Management    Applicable to the
                                                 Net         Fee Payable     Relationship
The Relationship Portfolios                   Assets/4/      to Brinson       Portfolios
---------------------------                  ----------      -----------      ----------
Brinson U.S. Large                             $ 10.1            N/A             0.01%
 Capitalization Equity Fund
Brinson U.S. Intermediate                      $   --            N/A             0.01%
 Capitalization Equity Fund
Brinson U.S. Value Equity Fund                 $108.0            N/A             0.01%
Brinson U.S. Small                             $468.7            N/A              N/A/5/
 Capitalization Equity  Fund
Brinson Global (Ex-U.S.)                       $ 74.8            N/A             0.06%
 Equity Fund
Brinson Emerging Markets                       $284.7            N/A             0.50%
 Equity Fund
Brinson Bond Plus Fund                         $   --            N/A             0.05%
Brinson U.S. Bond Fund                         $ 10.9            N/A             0.01%
Brinson U.S. Short                             $   --            N/A             0.01%
 Intermediate Fixed Income Fund
Brinson Emerging Markets
 Debt Fund                                     $182.2            N/A             0.50%
Brinson Limited Duration Fund                  $   --            N/A             0.01%
Brinson Short-Term Fund                        $ 41.9            N/A             0.05%

The President and Chief Executive Officer of Brinson is Benjamin F. Lenhardt, Jr. The directors of Brinson are: Gary P. Brinson, Jeffrey J. Diermeier, Benjamin F. Lenhardt, Jr. and Nicholas C. Rassas. The address of each of the directors of Brinson is the offices of Brinson at 209 South LaSalle Street, Chicago, Illinois, 60604. The principal occupation of the directors of Brinson is as follows: Mr. Brinson, Director, Chairman of the Board of Directors and Managing Director, Brinson; Mr. Diermeier, Director, Chief Investment Officer and Managing Director, Brinson; Mr. Lenhardt, Director, President, Chief Executive Officer and Managing Director, Brinson; and Mr. Rassas, Director, Vice President and Managing Director, Brinson.

__________________________
/5/ For this Relationship Portfolio, Brinson has agreed to pay all of the Portfolio's total operating expenses.

For additional information regarding UBS New York, the proposed sub-adviser to the Fund, see "Information Concerning UBS New York" on page [__] of this Proxy Statement.

The Administrator. Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, provides administrative, accounting, portfolio valuation and transfer agency services to the Fund. The address of CGFSC is 73 Tremont Street, Boston, MA 02108-3913.

Annual and Semi-Annual Reports. The Relationship Series' most recent audited financial statements and Annual Report, for the fiscal year ended December 31, 1999, and most recent unaudited financial statements and Semi-Annual Report, for the period ended June 30, 2000, have been previously mailed to shareholders, and are available free of charge. If you have not received an Annual Report or Semi-Annual Report for the Fund, or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement, or call the Trust at 312-220-7487, and the Reports and financial statements will be sent to you by first-class mail within three business days.

Other Matters Relating to the Trust. The Trust is an open-end, diversified management investment company, as defined in the 1940 Act. The shares of the Trust, when issued, will be fully paid and nonassessable, and within each series or class, have no preference as to conversion, exchange, dividends, redemption or other features. The shares of the Trust which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the series or class and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that:
(i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or by the law governing Delaware business trusts, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more series or classes, then, subject to (iii) below, the shares of all other series or classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

           FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on September 18, 2000 (the "Record Date") are entitled to be present and to vote at the Special

Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

As of the Record Date, there were _________ outstanding shares of beneficial interest of the Fund.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of management, as of the Record Date, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the:

Name & Address of Beneficial Owners        Number of Shares      Percentage
-----------------------------------        ----------------      ----------

Do the Trustees and Officers of the Trust Own Shares of the Fund?

As of the Record Date, the Trustees and officers of the Trust owned the following number of shares of beneficial interest of the Fund and the other series of the Trust:

Name and Position(s) with the Trust             Ownership of Series Shares
-----------------------------------             --------------------------

Frank K. Reilly                                          _______
   Chairman and Trustee

Walter E. Auch                                           _______
   Trustee

Andrew J. O'Reilly*                                      _______
   Trustee

Edward M. Roob                                           _______
   Trustee

Thomas J. Digenan                                        _______
   President

Carolyn M. Burke                                         _______
   Vice President, Treasurer, Secretary
   and Principal Accounting Officer

Name and Position(s) with the Trust             Ownership of Series Shares
-----------------------------------             --------------------------

David E. Floyd                                           _______
   Assistant Secretary

Mark F. Kemper                                           _______
   Assistant Secretary

Alanna N. Palmer                                         _______
   Assistant Secretary

*  "Interested person" of the Trust as that term is defined in the 1940 Act.

Mr. O'Reilly is the Treasurer, Chief Financial Officer and Managing Director of Brinson, the Trust's investment advisor and manager, and, as such, is an "interested person" (as that term is defined in the 1940 Act) of the Trust. In addition, Mr. Digenan, Ms. Burke, Mr. Floyd, Mr. Kemper and Ms. Palmer are officers and/or employees of Brinson. These individuals do not receive any compensation from the Trust.

As of September 18, 2000, each individual officer and Trustee of the Trust owned beneficially less than 1% of the outstanding shares of the Fund and of the Trust. Also, as of September 18, 2000, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund and of the Trust.

None of the Trustees or executive officers have familial relationships with any other Trustee or executive officer.

Voting Methods. You may vote your shares in one of several ways. You can vote by mail, fax, or in person at the Special Meeting.

To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided. To vote by fax, sign the proxy and fax both sides of the card to 312-554-2723.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted IN FAVOR of the termination of the Current Relationship Agreement, and the approval of the Proposed Relationship Agreement (Proposal 1), IN FAVOR of the approval of the Sub-Advisory Agreement with UBS New York (Proposal 2), IN FAVOR of the amendments to the Fund's fundamental investment restrictions (Proposals 3(a)-3(g)) and IN FAVOR of the elimination of certain fundamental investment restrictions of the Fund (Proposals 4(a)-4(d)).

Revocation of Proxies. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trust. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of Brinson or CGFSC involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, Brinson or CGFSC.

Voting by Broker-Dealers. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum and Required Vote. The presence, in person or by proxy, of the holders of record of a majority of the shares of the Fund, issued and outstanding and entitled to vote, shall constitute a quorum for the transaction of business at the Special Meeting for the Fund. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" likely will be counted as present, but likely not treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the proposal.
      -------

The approval of each Proposal described in this Proxy Statement for the Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act.
This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 209 South LaSalle Street, Chicago, Illinois 60604, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                    Respectfully,


                                    Carolyn M. Burke
                                    Secretary of Brinson Relationship Funds

September 25, 2000
Chicago, Illinois

                                                                       EXHIBIT A
                                                                       ---------

                   CURRENT INVESTMENT ADVISORY AGREEMENT FOR
                   -----------------------------------------
                          BRINSON RELATIONSHIP FUNDS
                          --------------------------

                         INVESTMENT ADVISORY AGREEMENT

     This Agreement made this 26th day of April, 1995, by and between Brinson Relationship Funds, a Delaware Business Trust (the "Trust") and Brinson Partners, Inc., a Delaware corporation (the "Advisor").

WITNESSETH:

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Trust is authorized to issue separate series of shares representing interests in separate investment portfolios (each referred to as a "Portfolio" and collectively referred to as the "Portfolios"), which Portfolios are identified on Schedule A attached hereto, and which Schedule A may be amended from time to time by mutual agreement of the Trust and the Advisor; and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement pursuant to which the Adviser will provide investment advisory services for each of the Portfolios of the Trust that are from time to time set forth on Schedule A hereto, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.  Duties of Advisor.  The Trust hereby appoints the Advisor to act as
         -----------------
investment adviser to the Portfolios for the period and on such terms set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of the Portfolios, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's prospectuses and statement of additional information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms provided herein. With respect to foreign securities, at its own expense, the Advisor may obtain statistical and other factual information and advice regarding the economic factors and trends from its foreign subsidiaries, but it may not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

     2.  Portfolio Transactions.  The Advisor shall provide the Portfolios with
         ----------------------
a trading department and with respect to foreign securities, the Advisor is authorized to utilize the trading department of its foreign subsidiaries. The Advisor shall select, and with respect to its foreign subsidiaries, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Portfolios are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of any Portfolio, or be in breach of any obligation owing to the Trust or in respect of any Portfolio under this Agreement, or otherwise, solely by reason of its having caused any Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for any Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the accounts, including the Portfolios, as to which it exercises investment discretion. The Advisor will promptly communicate to the officers and Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request.

     3.  Compensation of the Advisor.  The Advisor shall not receive a fee from
         ---------------------------
the Trust or its Portfolios for the services to be rendered by the Advisor.

     4.  Reports.  The Portfolios and the Advisor agree to furnish to each other
         -------
such information regarding their operations with regard to their affairs as each may reasonably request.

     5.  Status of Advisor.  The services of the Advisor to the Portfolios are
         -----------------
not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Portfolios are not impaired thereby.

     6.  Liability of Advisor.  In the absence of willful misfeasance, bad
         --------------------
faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Portfolios, or to any shareholder of the Portfolios, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolios.

     7.  Duration and Termination.  This Agreement shall become effective April
         ------------------------
28, 1995, provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in
Section 15(c) of the Investment Company Act, and by the holders of a majority of the outstanding voting securities of the Portfolios; and shall continue in effect until April 28, 1997. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by, (i) the Trust's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Portfolios; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the Investment Company Act. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 7, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act and Rule 18f-2 thereunder.

     8.  Name of Advisor.  The parties agree that the Advisor has a proprietary
         ---------------
interest in the name "Brinson," and the Trust agrees to promptly take such action as may be necessary to delete from its legal name and/or the name of the Portfolios any reference to the name of the Advisor promptly after receipt from the Advisor of a written request therefor.

     9.  Severability.  If any provisions of this Agreement shall be held or
         ------------
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 26th day of April, 1995.

ATTEST:                                           THE BRINSON FUNDS

By:  /s/ Debra L. Nichols                         By: /s/ E. Thomas McFarlan
     --------------------                             ----------------------
     Debra L. Nichols                                 E. Thomas McFarlan
     Assistant Secretary                              President



ATTEST:                                           BRINSON PARTNERS, INC.

By:  /s/ Mark F. Kemper                           By: /s/ Samuel W. Anderson
     ------------------                               ----------------------
     Mark F. Kemper                                   Samuel W. Anderson
     Assistant Secretary                              President

                                  SCHEDULE A

                   PORTFOLIOS OF BRINSON RELATIONSHIP FUNDS


                    Brinson Global Securities Fund

                    Brinson Short-Term Fund

                    Brinson Post-Venture Fund

                    Brinson High Yield Fund

                    Brinson Emerging Markets Equity Fund

                    Brinson Emerging Markets Debt Fund

                                                                       EXHIBIT B
                                                                       ---------

                  PROPOSED INVESTMENT ADVISORY AGREEMENT FOR
                  ------------------------------------------
                          BRINSON RELATIONSHIP FUNDS
                          --------------------------

                         INVESTMENT ADVISORY AGREEMENT


     This Agreement made this ____ day of _________, 2000, by and between Brinson Relationship Funds, a Delaware business trust (the "Trust"), and Brinson Partners, Inc., a Delaware corporation (the "Advisor").

                                  WITNESSETH:

     WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Trust is authorized to issue separate series of shares representing interests in separate investment portfolios (each referred to as a "Portfolio" and collectively referred to as the "Portfolios"), which Portfolios are identified on Schedule A attached hereto, and which Schedule A may be amended from time to time by mutual agreement of the Trust and the Advisor; and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement pursuant to which the Advisor will provide investment advisory services for each of the Portfolios of the Trust that are from time to time set forth on Schedule A hereto, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.   Duties of Advisor. The Trust hereby appoints the Advisor to act as
          -----------------
investment adviser to the Portfolios for the period and on such terms as are set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of the Portfolios, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities that the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's prospectuses and statement of additional information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms provided herein.

     2.   Portfolio Transactions. The Advisor shall provide the Portfolios with
          ----------------------
a trading department. The Advisor shall select, and with respect to the use of any Sub-Advisers, as defined in Section 7 of this Agreement, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Portfolios are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of any Portfolio, or be in breach of any obligation owing to the Trust or in respect of any Portfolio under this Agreement, or otherwise, solely by reason of its having caused any Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for any Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the Portfolios and to other funds and advisory accounts for which the Advisor, or any Sub-Advisor, exercises investment discretion. The Advisor will promptly communicate to the officers and Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request.

     3.   Compensation of the Advisor. The Advisor shall not receive a fee from
          ---------------------------
the Trust or its Portfolios for the services to be rendered by the Advisor.

     4.   Reports. The Portfolios and the Advisor agree to furnish to each other
          -------
such information regarding their operations with regard to their affairs as each may reasonably request.

     5.   Status of Advisor. The services of the Advisor to the Portfolios are
          -----------------
not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Portfolios are not impaired thereby.

     6.   Liability of Advisor. In the absence of willful misfeasance, bad
          --------------------
faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Portfolios, or to any shareholder of the Portfolios, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolios.

     7.   Delegation of Responsibilities to Sub-Advisers. The Advisor may, at
          ----------------------------------------------
its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940, as amended ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Advisor will compensate any Sub-Adviser for its services to the Portfolios. The Advisor may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibility of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Portfolios' shareholders is obtained. The Advisor will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     8.   Duration and Termination. This Agreement shall become effective as to
          ------------------------
a Portfolio on ____________, 2000, provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the Investment Company Act, and by the holders of a majority of the outstanding voting securities of the Portfolios; and shall continue in effect until ____________, 2002. Thereafter, this Agreement may continue in effect as to a Portfolio only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees or, (ii) the vote of a majority of the outstanding voting securities of the Portfolio; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the Investment Company Act. This Agreement may be terminated by the Trust at any time as to a Portfolio, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act and Rule 18f-2 thereunder.

     9.   Name of Advisor. The parties agree that the Advisor has a proprietary
          ---------------
interest in the name "Brinson," and the Trust agrees to promptly take such action as may be necessary to delete from its legal name and/or the name of the Portfolios any reference to the name of the Advisor promptly after receipt from the Advisor of a written request therefor.

     10.  Severability. If any provisions of this Agreement shall be held or
          ------------
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ____ day of _________, 2000.

Attest:                                          BRINSON RELATIONSHIP FUNDS


By:_____________________________                 By:________________________
Name:                                            Name:
Title:                                           Title:



Attest:                                          BRINSON PARTNERS, INC.


By:_____________________________                 By:________________________
Name:                                            Name:
Title:                                           Title:

                                  SCHEDULE A

                   PORTFOLIOS OF BRINSON RELATIONSHIP FUNDS


     Brinson High Yield Fund

                                                                       EXHIBIT C
                                                                       ---------

                  PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE
                  --------------------------------------------
                   TRUST AND UBS ASSET MANAGEMENT (NEW YORK)
                   -----------------------------------------

                          BRINSON RELATIONSHIP FUNDS

                            SUB-ADVISORY AGREEMENT


          AGREEMENT, made by and between BRINSON PARTNERS, INC., a Delaware corporation (the "Investment Manager"), and UBS ASSET MANAGEMENT (NEW YORK), INC., a New York corporation (the "Sub-Adviser").

                                  WITNESSETH:

          WHEREAS, BRINSON RELATIONSHIP FUNDS, a Delaware business trust (the "Trust"), has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and engages in the business of investing and reinvesting its assets in securities; and

          WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended, and engage in the business of providing investment management services; and

          WHEREAS, the Investment Manager and the Trust have entered into an agreement dated as of _____________, 2000 (the "Investment Management Agreement") whereby the Investment Manager provides investment advisory services to the Trust on behalf of each of its series (the "Series"); and

          WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Series;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

          1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, with respect to each Series listed on Exhibit A to this Agreement, which Exhibit may be amended from time to time, to manage the investment and reinvestment of that portion of the portfolio of each Series, as the Investment Manager shall designate from time to time, and to furnish the Investment Manager with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth. The Sub-Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Series in any way, or in any way be deemed an agent of the Trust or the Series. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series, shall effect the purchase and sale of investments in furtherance of the Series' objectives and policies by placing transactions through its trading department or the Investment Manager's trading department, and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. The Sub-Adviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, and the Series' prospectus and with the instructions and directions of the Investment Manager and of the Board of Trustees of the Trust, and shall conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the 1940 Act.

          2. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to the Sub-Adviser or to any other fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Series or who sell shares of any other fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc.

              (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Sub-Adviser may ask the Trust, on behalf of a Series, and the Trust, on behalf of a Series, may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Trust and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Series and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

         3. No compensation shall be paid to the Sub-Adviser for the services to be provided under this Agreement.

         4. The services to be rendered by the Sub-Adviser to the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         5. The Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Series or to any other investment company, corporation, association, firm or individual.

         6. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Sub-Adviser to the Series, the Sub-Adviser shall not be subject to liability to the Series or to any shareholder of the Series for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

          7. (a) This Agreement shall be executed and become effective as of the date written below. It shall continue in effect for a period of two years and may be renewed thereafter as to a Series only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the particular Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

                (b) No amendment to this Agreement shall be effective as to a particular Series unless approved by: (i) a majority of the Trustees; and (ii) a majority of the outstanding voting securities of the Series. Notwithstanding the foregoing, this Agreement may be amended as to a particular Series without the approval of a majority of the outstanding voting securities of the Series if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval.

          Notwithstanding the foregoing, this Agreement may be terminated as to a Series by the Investment Manager or the Trust at any time, without the payment of a penalty, on not more than sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board of Trustees of the Trust or pursuant to vote of a majority of the outstanding voting securities of a particular Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on not more than sixty days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

          8. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

          9. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities;" "interested person;" and "assignment" shall have the respective meanings set forth in the 1940 Act.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the ____ day of _________, 2000.


                                                          BRINSON PARTNERS, INC.


Attest:________________                                   By:__________________
Name:                                                     Name:
Title:                                                    Title:



                                                          UBS ASSET MANAGEMENT
                                                          (NEW YORK), INC.


Attest:________________                                   By:_________________
Name:                                                     Name:
Title:                                                    Title:



Agreed to and accepted as of the day and year first above written:


                                                          BRINSON RELATIONSHIP
                                                          FUNDS


Attest:________________                                   By:___________________
Name:                                                     Name:
Title:                                                    Title:

                                   EXHIBIT A

                       Series Subject to this Agreement



          Brinson High Yield Fund

                            BRINSON HIGH YIELD FUND

          Proxy for Special Meeting of Unitholders - October 30, 2000

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned unitholders ("shareholders") of the Brinson High Yield Fund (the "Fund"), a series of Brinson Relationship Funds (the "Trust"), hereby appoint Thomas J. Digenan, Carolyn M. Burke and Alanna N. Palmer, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all units ("shares") of the Fund which the undersigned may be entitled to vote at the Special Meeting of Unitholders (the "Special Meeting") to be held on October 30, 2000, at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604, at 4:00 p.m., Central time, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRINSON RELATIONSHIP FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

           By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                 FOR      [ ]

Proposal 1   To approve the termination of the Investment Advisory Agreement between the Trust, with respect to the Fund, and Brinson Partners, Inc. ("Brinson"), and to approve a new Investment Advisory
             Agreement between the Trust, on behalf of the Fund, and Brinson

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

Proposal 2   To approve the Sub-Advisory Agreement between Brinson and UBS Asset
             Management (New York), Inc.

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

Proposal 3   To make amendments to the Fund's fundamental investment
restrictions:

     3 (a) To amend the Fund's fundamental investment restriction regarding borrowing

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     3 (b) To amend the Fund's fundamental investment restriction regarding underwriting

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     3 (c) To amend the Fund's fundamental investment restriction regarding lending

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     3 (d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     3 (e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     3 (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     3 (g) To amend the Fund's fundamental investment restriction regarding concentration

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

Proposal 4   To eliminate certain fundamental investment restrictions of the
             Fund:

     4 (a) To eliminate the Fund's fundamental investment restriction regarding investing to exercise control or management

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     4 (b) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     4 (c) To eliminate the Fund's fundamental investment restriction regarding investing in other investment companies

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]

     4 (d) To eliminate the Fund's fundamental investment restriction regarding investing in oil, gas and/or mineral exploration or development programs or leases

                                  FOR           [ ]
                                  AGAINST       [ ]
                                  ABSTAIN       [ ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.

                                          __________________________________
                                          Dated

                                          __________________________________
                                          Signature

                                          __________________________________
                                          Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.